SQZ BIOTECH PRESENTS

R&D Investor Event

May 19, 2022

Forward Looking Statements and Legal Disclaimers

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including statements relating to our development of our product candidates, our manufacturing capabilities, the promise and potential impact of our preclinical or clinical trial data, the timing of and plans to continue or initiate preclinical studies and clinical trials of our product candidates, the timing and results of any preclinical studies, clinical trials or readouts and the sufficiency of cash to fund operations. These forward-looking statements are based on management's current expectations. The words "may," "will," "should," "expect," "plan," "anticipate," "could," "intend," "target," "project," "estimate," "believe," "predict," "potential" or "continue" or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.

These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: the impact of the COVID-19 pandemic on our operations, including our preclinical studies and clinical trials, and the continuity of our business; we have incurred significant losses, are not currently profitable and may never become profitable; our need for additional funding; our cash runway; our limited operating history and the prospects for our future viability; the lengthy, expensive, and uncertain process of clinical drug development, including potential delays in regulatory approval; the continued relationship with our third party vendors and strategic collaboration partners in our development of products; the approach we are taking to discover and develop product candidates and whether it will lead to marketable products; the expense, time-consuming nature and uncertainty of clinical trials; enrollment and retention of patients; potential side effects of our product candidates; our ability to maintain our relationships with our suppliers; protection of our proprietary technology and the confidentiality of our trade secrets; potential lawsuits for, or claims of, infringement of third-party intellectual property or challenges to the ownership of our intellectual property; our ability to retain key personnel and to manage our growth; the potential volatility of our common stock; costs and resources of operating as a public company; unfavorable or no analyst research or reports; and securities class action litigation against us.

These and other important factors discussed in our filings with the US Securities and Exchange Commission could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. Any such forward-looking statements represent management's estimates as of the date of this presentation. New risk factors and uncertainties may emerge from time to time, and it is not possible to predict all risk factors and uncertainties. While we may elect to update such forward-looking statements at some point in the future, except as required by law, we disclaim any obligation to do so, even if subsequent events cause our views to change. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation.

Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and we make no representation as to the adequacy, fairness, accuracy or completeness of any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Neither we nor our affiliates, advisors or representatives makes any representation as to the accuracy or completeness of the data included in this presentation or undertake to update such data after the date of this presentation. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source.

Agenda

Item	Speaker(s)
Welcome & Introduction	Armon Sharei, Ph.D., Chief Executive Officer and Founder
Point-of-Care Cell Therapy Manufacturing	Howard Bernstein, M.D., Ph.D., Chief Scientific Officer Maisam Dadgar, Head of Engineering
Present & Future State of Cell Engineering	Klavs F. Jensen, Ph.D., Board Member and Founder Robert S. Langer, Sc.D., Scientific Advisory Board Member and Founder Armon Sharei, Ph.D., Chief Executive Officer and Founder
Q&A and Conclusion	SQZ Management Team

SQZ Biotech: Unlocking the Full Potential of Cell Therapies



Investment Highlights

Proprietary technology

- Differentiated cell engineering capabilities with demonstrated preclinical flexibility to deliver multiple material classes to diverse array of cell types
- Safety data presents an opportunity for progression into earlier line treatments

Therapeutic pipeline

- Initial Phase 1/2 mechanistic and clinical response; FDA Fast Track Designation on SQZ-PBMC-HPV
- Three clinical candidates with data readouts expected in second half 2022
- First autoimmune disease IND submission intended for first half 2023
- Partnership with Roche and potential for additional business development opportunities across portfolio

Manufacturing

- Production times < 24 hours for all Phase 1/2 patients; vein-to-vein time ~1 week
- Multiple doses per manufacturing run
- Path to potential point-of-care implementation

Diverse Pipeline Spanning Multiple Indications Across Broad Disease Areas

	PLATFORM	CELL SOURCE + CARGO	INDICATION	PRE-CLINICAL	PHASE 1/2
ONCOLOGY	SQZ® APCs	B, T, NK, monocytes + Peptides	Head & Neck, Cervical, Anal	Additional mono + initial combo data anticipated H2 2022	Roche; FDA Fast Track
			Other Solid Tumors		
	SQZ® eAPCs	B, T, NK, monocytes + mRNAs	Head & Neck, Cervical, Anal	Initial monotherapy data anticipated H2 2022	
			Other Solid Tumors		
	SQZ® AACs	RBC + Peptides + Adjuvant	Head & Neck, Cervical, Anal	Initial monotherapy data anticipated H2 2022	
			Other Solid Tumors		
AUTO-IMMUNITY	SQZ® TACs	RBC + Protein	Celiac Disease		
			Type 1 Diabetes (JDRF T1D Fund)		
INFECTIOUS DISEASE	SQZ® eAPCs	B, T, NK, monocytes + mRNAs	Chronic Hepatitis B Virus		

SQZ BIOTECH

SQZ BIOTECH PRESENTS

Point-of-Care Manufacturing System

May 19, 2022

Today's Presenters

SQZ Biotechnologies—Point-of-Care System



Howard Bernstein, M.D., Ph.D.
Chief Scientific Officer



Maisam Dadgar, M.S., M.B.A.
Head of Engineering

An Introduction to the Primary Approaches of Cell Therapy

Autologous Cell Therapies


~24-113 days vein-to-vein
Patient Preconditioning

Key Characteristics:
- Ex vivo cell cultivation and expansion
- Low throughput and efficiency (yield)
- Time intensive manufacturing

Allogeneic Cell Therapies


~10-12 days enrollment to infusion
Patient Preconditioning

Key Characteristics:
- Donor blood "off-the-shelf"
- Ability for large-scale manufacturing
- Potential toxicity and/or reduced efficacy

Biological Constraints of Cell Therapies

- Ability to retain cell health and function
- Flexibility of cell types and cargo
- Breadth of Disease Applicability

Proprietary Cell Squeeze® Technology Enables Differentiated Capabilities

1 Cells and target cargo together in suspension

3 Cell membranes are temporarily disrupted

5 Membranes reseal



2 Cells are squeezed through SQZ® chip at high speeds

4 Target cargo enters the cytosol of the cells

Applicable to diverse cell types + **Robust across material classes** + **Preservation of cell function**

Applicable to diverse cell types

- Immune Cells
- RBCs
- HSC/iPSCs



Robust across material classes

- Proteins and peptides
- Gene editing complexes
- Nanomaterials
- Nucleic Acids
- Small molecules



Preservation of cell function



EP
Squeeze

Electroporation (EP) results in substantial gene misregulation vs. Squeezing

Cell Squeeze® Approach Creates Improved Manufacturing Process and Patient Experience

Current Cell Therapy Manufacturing


Patient Leukapheresis
SQZ Process <24-hours
QC and Batch Release
Administration to Patient ~1 week

KEY HIGHLIGHTS

SQZ® Manufacturing

- **Therapeutic approach:**
  - Ability for autologous or allogeneic
    - Manufacturing capabilities have enabled autologous approach
- **Patient experience:**
  - No preconditioning required
  - No planned hospitalizations

MANUFACTURING STATISTICS

SQZ-PMBC-HPV-101 Trial

- **Median manufacturing time was 17 hours** for SQZ-PBMC-HPV-101 and allowed for a vein-to-vein time of about a week
- **Median viability was 91%** among all patient lots produced
- **HPV16 specific T cell clone assay verified all patient lots were presenting antigen on MHC-I**
- **Median of 5 doses available** for each highest dose patient from a single leukapheresis session

Current Manufacturing Process is Rapid (<24 hours) but There is Still Room to Streamline



Current SQZ® Manufacturing Process
Pre-Squeeze Prep
Cell Squeeze®
Pre-Cryo Prep
Pre-Cryo Prep
Final Fill
Visual Inspection
Controlled-Rate Freezing
Storage in LN2

Transitioning to the Future for SQZ® Manufacturing

TODAY

How do we go from here...



Current SQZ Manufacturing Process*
Pre-Squeeze Prep
Cell Squeeze®
Pre-Cryo Prep
Pre-Cryo Prep
Final Fill

FUTURE

To here?



HOSPITAL
24 hr
SQZ® POC



24hrs

Same day production



Potential on-site manufacturing without a clean room



Could enable much broader accessibility

SQZ® Point-of-Care Manufacturing System



SQZ® Point-of-Care: Condensing Commercial-Grade Manufacturing into a Single, Closed System

SQZ® POC Features and Benefits

- **End-to-end manufacturing** condensed into a single, fully-closed processing environment
- **Customizable system and software** for current manufacturing needs and future use-cases
- **Initial plans to operate in lower-grade clean room**
- **Significant reduction** in manual operator steps
- **Reproducible setup and operations**
- **Portable for transport and setup** at manufacturing site







Significant Improvement to SQZ® Manufacturing Time and Operator Hours on Point-of-Care

SQZ® Point-of-Care System's Per Batch Statistics



Per Batch Statistics	Current Process	POC System
Average Processing Time	12 hrs 45 mins	5 hrs 45 mins
Required operator hours	150	15
Average yield @ highest dose	9 doses	10 doses

Initial testing has shown SQZ® POC to be comparable to current manufacturing in key production metrics

IFN-γ Secretion of Drug Product Generated by POC vs. Current Manufacturing Process


IFN-γ Response (pg/mL)
14000
12000
10000
8000
6000
4000
2000
0
Current Process
POC

Drug Content in Drug Product Generated POC vs. Current Manufacturing Process


E7 Content (pmol/10⁹ AAC)
800
600
400
200
0
Current Process
POC

Cell Purity of Drug Product Generated by POC vs. Current Manufacturing Process


% Frequency
100
95
90
85
80
Current Process
POC

* Data Presented at ASGCT 2022; Data is Red Blood Cell product manufacturing

Testing and Validation of SQZ® Point-of-Care for Clinical-Readiness

Implementation-readiness

- Optimize automation capabilities
- Develop further functions and capabilities
- Simplify disposable kits
- Test and finalize regulatory-compliant software
- Refine process parameters

Manufacturing clinical batches

- First use-case is planned for TAC Celiac disease: Intended IND in the first half of 2023
- Point-of-Care system planned for manufacturing of clinical batches
- Point-of-Care system in centralized facility with low-grade clean room for quality testing and validation

Compelling Case for SQZ® TAC Potential in Celiac Disease

- ✓ High unmet need for a tolerizing therapy with **no approved treatments**
- ✓ Well-defined **exogenous antigen** and strong evidence of **T cell driven** pathology
- ✓ **Rapid read-out** potential: Phase 1 trial design incorporates gluten challenge to enable **early clinical proof of concept** data

Potentially Powerful Long-Term Implications for SQZ® Point-of-Care System

Same Day Production


24hrs

- Same day production inclusive of manufacturing, QC and batch release
- Potential for <24-hour vein-to-vein for patients

On-Site Manufacturing


HOSPITAL

- Decentralized manufacturing in hospital / at treatment facility
- Eliminates transportation of blood to / from manufacturing centers
- Potential to operate without clean room requirement

Broader Accessibility



- Scale to accommodate care facilities of varying size
- Customization to potentially manufacture other cell therapy products

SQZ BIOTECH PRESENTS

Present & Future State of Cell Engineering

May 19, 2022

Broaden Therapeutic Possibilities Through Multi-Dimensional Cell Engineering

Multi-Dimensional Cell Engineering in a Single Step


Add
PERMANENT
TEMPORARY
Upregulate
PERMANENT
TEMPORARY
Downregulate
PERMANENT
TEMPORARY
Subtract
PERMANENT
TEMPORARY

What can the future of cell therapies look like?

- Ability to modulate or modify almost any therapeutically relevant function
- Flexibility across cell types
- Compatibility across autologous or allogeneic sources
- Manage transient versus permanent change
- Robust, cost-effective model for delivering cell therapy to many patients

Overcoming Barriers to Commercial Viability & Unleashing the Potential of Cell Therapies

TRADITIONAL APPROACHES

	CAR-T Cell	Allogeneic CAR	CRISPR HSCs
DURATION	PERMANENT	PERMANENT	PERMANENT
CELL TYPES	●	●	●
ENGINEERED FUNCTIONS	(+) 1 Receptor	(+) 1 Receptor (−) 1 TRAC gene	(−) 1 Editing BCL11A gene
THERAPEUTIC AREAS	Oncology	Oncology	Certain Hemoglobinopathies

With SQZ® POC, there is potential to make autologous cell therapy as accessible as off-the-shelf

CELL SQUEEZE® ENABLED EXAMPLES

	APCs	Enhanced APCs	AACs
DURATION	TEMPORARY	TEMPORARY	TEMPORARY
CELL TYPES	●●●●	●●●●	●
ENGINEERED FUNCTIONS	(+) 2 E6, E7 peptides	(+) 4 E6 mRNA, E7 mRNA, mbIL-2, mbIL-12 (▲) 1 CD86	(+) 2 Add E6, E7 peptides
THERAPEUTIC AREAS	Solid Tumors, Infectious Disease	Solid Tumors, Infectious Disease	Solid Tumors, Infectious Disease
MANUFACTURING	<24 hrs	<24 hrs	<24 hrs

SQZ BIOTECH PRESENTS

Present & Future State of Cell Engineering

May 19, 2022

Today's Panelists

Present & Future State of Cell Engineering



Robert S. Langer, Sc.D
Scientific Advisory
Board Member and
SQZ Biotech Founder



Klavs F. Jensen, Ph.D.
Board Member and
SQZ Biotech Founder



Armon Sharei, Ph.D.
Chief Executive Officer and
SQZ Biotech Founder



Mike Huckman
of Real Chemistry
and former CNBC
Pharmaceuticals Reporter

SQZ BIOTECH PRESENTS

Present & Future State of Cell Engineering

May 19, 2022